                                                            Exhibit 10.3







                                        WARRANT AGREEMENT

                                     STRIDE & ASSOCIATES, INC.

                                     DATED AS OF JUNE 4, 1998

                                        WARRANT AGREEMENT

                                        TABLE OF CONTENTS





1.     ISSUE OF WARRANT TO PURCHASERS; FORM OF WARRANTS .........................   - 1 -

2.     REGISTRATION .............................................................   - 1 -

3.     TRANSFER OF WARRANTS .....................................................   - 2 -

4.     TERM: EXERCISE ...........................................................   - 2 -

5.     SURRENDER OF WARRANT CERTIFICATES ........................................   - 3 -

6.     MUTILATED OR MISSING WARRANT CERTIFICATE .................................   - 3 -

7.     RESERVATION OF COMMON STOCK, ETC. ........................................   - 3 -

8.     ANTI-DILUTION ADJUSTMENTS ................................................   - 4 -
       8.1   EXTRAORDINARY DISTRIBUTIONS ........................................   - 4 -
       8.2   EQUITABLE ADJUSTMENTS ..............................................   - 4 -
       8.3   NOTICE OF ADJUSTMENT ...............................................   - 5 -
       8.4   REFLECTION OF ADJUSTMENTS ON CERTIFICATES ..........................   - 5 -

9.     MARKET PRICE .............................................................   - 5 -

10.    CONSOLIDATION OF MERGER ..................................................   - 6 -

11.    CERTAIN EVENTS ...........................................................   - 7 -

12.    ABSENCE OF REGISTRATION ..................................................   - 8 -

13.    INFORMATION COVENANTS ....................................................   - 9 -
       13.1  NOTICE OF STOCKHOLDER MEETINGS .....................................   - 9 -
       13.2  NOTICE OF DISTRIBUTIONS ............................................   - 9 -
       13.3  FINANCIAL STATEMENTS, ETC. .........................................   - 9 -
       13.4  PROPER BOOKS AND RECORDS: INSPECTION ...............................   - 9 -

14.    NOTICES ..................................................................  - 10 -




15.    WARRANT OBLIGATIONS INDEPENDENT OF DEBT OBLIGATIONS ......................  - 10 -

16.    FRACTIONAL INTERESTS .....................................................  - 10 -

17.    BINDING EFFECT: SURVIVAL .................................................  - 10 -

18.    COUNTERPARTS .............................................................  - 10 -

19.    GOVERNING LAWS ...........................................................  - 10 -

       EXHIBIT A
       WARRANT CERTIFICATE ......................................................  - 13 -
       ASSIGNMENT ...............................................................  - 17 -
       SCHEDULE I ...............................................................  - 18 -


    WARRANT AGREEMENT dated as of June 4, 1998 between Stride & Associates, Inc., a Delaware corporation (the "Company"), and the purchasers set forth on
SCHEDULE I attached hereto (each individually a Purchaser and collectively the "Purchasers"). The Purchasers, so long as they are holders of any warrants hereunder, together with any permitted transferees or assignees who are registered holders of any warrant issued hereunder or a like warrant or warrants issued upon the transfer of such warrant (each individually a "Warrant" and collectively the "Warrants") are referred to collectively as the "Holders" and individually as a "Holder."

    WHEREAS, pursuant to the terms of a Securities Purchase and Redemption Agreement dated as of June 4, 1998 among the Company, certain of its shareholders and the Purchasers (the "Purchase Agreement"), the Company has agreed to issue to each Purchaser Units comprised of Series A Preferred Stock, Common Stock and Warrants (as such terms and other terms used herein but not defined are defined in the Purchase Agreement), upon the terms and subject to the conditions set forth in the Purchase Agreement; and

    WHEREAS, the Company wishes to set forth, among other things, the provisions of such Warrants and the terms and conditions on which such Warrants may be issued, exchanged, exercised and replaced;

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

    1. ISSUE OF WARRANT TO PURCHASERS; FORM OF WARRANTS. The Company shall on the dates set forth in the Purchase Agreement issue and deliver to the Purchasers Warrants to purchase an aggregate of 30.5 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. Each Purchaser shall receive a Warrant to purchase the number of shares of such Common Stock set forth opposite such Purchaser's name on SCHEDULE I attached hereto. Each Warrant, and any additional Warrants which may be issued upon partial exercise, replacement or transfer of such Warrant or Warrants, shall be evidenced by, and subject to the terms of, a Warrant Certificate (including the Forms of Election to Purchase and Assignment attached thereto, a "Warrant Certificate") in the form of EXHIBIT A attached hereto, in each case executed on behalf of the Company by the manual or facsimile signature of the President or Vice President of the Company, under its corporate seal affixed or in facsimile, and attested by the Secretary or an Assistant Secretary of the Company. A Warrant Certificate evidencing the original Warrant issued to each Purchaser shall be executed and delivered to such Purchaser simultaneously with the execution of this Agreement. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrants and the issuance of Common Stock upon the exercise of Warrants provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants in a name other than that of the Holder of such Warrants.

    2. REGISTRATION. All Warrant Certificates shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. Subject to its compliance with the foregoing, the Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact of such Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person or entity, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

    3. TRANSFER OF WARRANTS. Any Warrant may be transferred or endorsed to another party in whole or in part by giving written notice thereof to the Company at its principal office. If a new Warrant Certificate is requested in connection with such transfer, surrendering to the Company, or its duly authorized agent, for cancellation the existing Warrant Certificate evidencing the Warrant to be transferred shall be surrendered for cancellation, endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company, duly executed by the Holder thereof in person or by a duly authorized representative, agent or attorney-in-fact appointed in writing. Any transferee of a Warrant must sign an agreement in form reasonably acceptable to the Company agreeing to be bound by the terms of this Agreement. Upon receipt thereof, the Company shall issue and deliver, in the name of the transferee, a new Warrant Certificate containing the same terms as the surrendered Warrant Certificate. In the case of the transfer of fewer than all of the rights evidenced by the surrendered Warrant Certificate, the Company shall issue a new Warrant Certificate to the Holder thereof for the remaining number of shares specified in the Warrant Certificate so surrendered.

    4. TERM; EXERCISE. A Warrant entitles the Holder thereof to purchase the number of shares of Common Stock specified in the Warrant Certificate held by such Holder at a purchase price of $115,500 per share (the "Exercise Price") at any time on or before 5:00 p.m. Boston Time on June 4, 2008 (the "Expiration Date"). If the Company redeems the Series A or Series B Preferred Stock outstanding, it may upon at least ten (10) days prior notice to all Holders of Warrants irrevocably cause such holders to exercise any Warrants then outstanding in full and, in the event of any breach of the obligations hereunder, the Company may off-set the Exercise Price due from such Holder against any redemption proceeds payable to such Holder on account of any Series A or Series B Preferred Stock held by it. The Exercise Price and the number of shares issuable upon exercise of any Warrant are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 8 of this Agreement. Subject to the provisions of this Agreement, the Holder of a Warrant shall have the right, which may be exercised in whole or in part, to purchase from the Company, and the Company shall issue and sell to such Holder, the number of fully paid and non-assessable shares of Common Stock (together with any other shares of the Company's Common Stock issuable upon exercise of Warrants, the "Shares") specified in the Warrant Certificate held by such Holder. Such right shall be exercised by surrender to the Company, or its duly authorized agent, of such Warrant Certificate, with the Form of Election to Purchase attached thereto duly completed and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 8, for the number of Shares in respect of which the Warrant is then exercised. Payment of such Exercise Price may be made (i) in cash, be certified check or bank draft payable to the order of the Company, by wire transfer of immediately available funds, (ii) by tender of an equivalent face amount of the Company's Debentures, or (iii) by cancellation of such number of Warrants held by the holder thereof such that the product of (x) the number of Warrants cancelled times (y) the Market Price (as herein defined) of the shares of Common Stock issuable upon exercise thereof, equals the aggregate Exercise Price of the Warrants which are being exercised. Upon such surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder of such Warrant, in such name or names as such Holder may designate, a certificate or certificates for the number of full Shares so purchased. Such certificate or certificates shall be deemed to have been issued and any person or entity so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid; PROVIDED, HOWEVER, that if, at the date of surrender of a Warrant Certificate and payment of such Exercise Price the transfer books for the Common Stock (or, upon adjustment, such other class of stock as may be purchasable upon the exercise of the Warrant) shall be closed, the certificates for the Shares in respect of which such Warrant is then exercised shall be issued as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; PROVIDED FURTHER, however, that the transfer books shall not be closed at any time for a period longer than forty-eight (48) hours unless otherwise required by law. A Warrant shall be exercisable, at the election of the Holder thereof, either for all or for part only of the Shares specified in the Warrant Certificate and if any Warrant is exercised in part prior to the Expiration Date, the Company shall issue a new Warrant Certificate for the remaining number of Shares specified in the Warrant Certificate so surrendered.

    5. SURRENDER OF WARRANT CERTIFICATES. Any surrender of a Warrant Certificate for transfer pursuant to Section 3 above or upon exercise pursuant to Section 4 above shall be made (a) to the Company at its principal office or (b) to the Company at such other place or to such agent of the Company as the Company shall hereafter notify the Holders.

    6. MUTILATED OR MISSING WARRANT CERTIFICATE. If a Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue and deliver (a) in exchange and substitution for and upon cancellation of any mutilated Warrant Certificate or (b) in lieu of and in substitution for any Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor representing an equivalent right or interest; but, in the case of a Holder other than a Purchaser only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate.

    7. RESERVATION OF COMMON STOCK, ETC. The Company shall reserve for so long as any Warrant remains outstanding a number of authorized and unissued Shares sufficient to provide for the exercise of all such Warrants, and the transfer agent for the Common Stock, which may be the Company (the "Transfer Agent"), is hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued Shares as necessary for such purpose. The Company shall keep copies of this Agreement on file with the Transfer Agent and shall supply the Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash payable as provided in Section 17 of this Agreement. All Warrant Certificates surrendered upon the exercise of Warrants shall be cancelled, and such cancelled Warrant Certificates shall constitute sufficient evidence of the number of Shares which have been issued upon the exercise of Warrants. The Company shall furnish to the Transfer Agent a copy of all notices of adjustment, and certificates related thereto, required to be transmitted to each Holder pursuant to Section 8.3 hereof.

    8. ANTI-DILUTION ADJUSTMENTS. The number and kind of Shares purchasable upon exercise of the Warrants shall be subject to adjustments from time to time upon the happening of the events hereinafter specified. No adjustment shall be made for any cash dividends or any Shares issued or issuable upon exercise of the Warrants, and if any adjustment results in an Exercise Price which is less than the stated par value per share of the Shares issuable upon such exercise, the Company agrees that such stated par value shall also be adjusted such that the Exercise Price shall at no time be less than the par value of such Shares. Notwithstanding any other provision hereof or of any Warrant, the Exercise Price, as adjusted from time to time shall not in any event be less than the par value (if any) of the Common Stock. The Company hereby covenants that, to the extent permitted by law, the par value of each share of Common Stock shall not be more than $0.1 and the Company will not increase such par value so long as any Warrant is outstanding.

       8.1 EXTRAORDINARY DISTRIBUTIONS. If the Company makes any distribution of its assets upon or with respect to its Common Stock after the date hereof, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company, each Holder of a Warrant shall, upon the exercise of such Warrant after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as reasonably determined in good faith by the board of directors of the Company) which would have been distributed to such Holder if such Holder had exercised such Holder's Warrant immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

         8.2 EQUITABLE ADJUSTMENTS. If the Company (i) declares or pays a dividend on its Common Stock in shares of its capital stock or makes a distribution in shares of Common Stock (including the 5,000 for one stock split described in the Purchase Agreement), (ii) subdivides its outstanding Common Stock, (iii) combines its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issues any shares of its capital stock in a reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Shares of Common Stock for which Warrants are exercisable in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and the Exercise Price shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification and upon payment of the aggregate Exercise Price. Such adjustment shall be made successively whenever any event listed above shall occur, but no duplicative adjustment shall be made hereunder.

         8.3 NOTICE OF ADJUSTMENT. Whenever an adjustment is made pursuant to this Section 8, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to each Holder at such Holder's last address appearing on the Warrant Register and shall cause a certified copy thereof to be mailed to the Transfer Agent, if such Transfer Agent is not the Company. The Company shall, upon the request in writing of the Holders of a majority of the Warrants, retain a nationally recognized firm of independent public accountants of recognized standing selected by the board of directors of the Company to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the Holders and the Company.

         8.4 REFLECTION OF ADJUSTMENTS ON CERTIFICATES. Notwithstanding any adjustments in the Exercise Price or the number or kind of Shares purchasable upon exercise of Warrants, any Warrant Certificate theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in the Warrant Certificate initially issuable pursuant to this Agreement.

    9. MARKET PRICE. The Market Price of any shares of Common Stock on any date shall be, in the event there is an active trading market which consists of at least 25% of the shares of Common Stock (determined on a fully diluted basis) being held publicly with a minimum market value of at least $15,000,000 at the time of determination thereof, as determined in clause (a) or (b) below, for each of the twenty (20) Business Days prior to the date in question, and otherwise shall be as determined in clause (c) below.

              (a) if such shares are listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the last reported sale price of a share of Common Stock on such exchange on each of such days or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange; or

              (b) if such shares are not so listed or admitted to unlisted trading privileges, the mean of the last bid and asked prices reported for a share of Common Stock on each of such days (i) by the National Association of Securities Dealers Automatic Quotation System or (ii) if reports are unavailable under clause (i) above by the National Quotation Bureau Incorporated; or

              (c) if such share are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Market Price of such shares shall be such value as agreed upon by the Company (as determined by a majority of the members of the Board of Directors who are not affiliates of Holders of Warrants) and the Holders of more than 50% of the Shares issuable under the Warrants then outstanding or, in the absence of such agreement, the Market Price as determined by an Independent Financial Expert (as hereinafter defined) selected by the Holders of more than 50% of the aggregate Shares issuable under the Warrants then outstanding from a group consisting of three Independent Financial Experts chosen by the Company (as determined by a majority of the members of the Board of Directors who are not affiliates of Holders of Warrants). The costs and expenses of any such appraiser or investment banking firm in making such valuation shall be paid by the Company. "Independent Financial Expert" shall mean a nationally recognized appraiser or investment banking firm that does not (and whose affiliates do not) have a direct or indirect financial interest in the Company, any of the Holders (other than in its trading accounts or as a participating underwriter in an offering of securities) or any of the stockholders of the Company, that has not been, and at the time it is called upon to determine Market Price, is not (and none of whose affiliates is) a promoter, director or officer of the Company or any of its affiliates or any of the Holders or the stockholders of the Company or an underwriter with respect to any of the securities of the Company or any of the stockholders of the Company, and that has not provided any advice or opinions to the Company or any of the stockholders of the Company during the two years prior to the date it is called upon to serve as Independent Financial Expert except as an Independent Financial Expert pursuant hereto; PROVIDED, that if any Holder or stockholders of the

          Company is a commercial bank, an institutional investor or an affiliate thereof, the conduct by such investment banking firm of investment banking transactions in the ordinary course of its business (including, without limitation, underwritings of securities, private placements, broker-dealer transactions and mergers and acquisitions) in which such Holder or stockholder of the Company is a participant shall not by itself result in the disqualification of such firm from being an Independent Financial Expert pursuant hereto.

     10. CONSOLIDATION OR MERGER. If the Company shall at any time prior to the Expiration Date consolidate with or merge with or into another entity, each Holder of a Warrant shall thereafter be entitled to receive, upon the exercise thereof and payment of the Exercise Price in accordance with the terms of this Agreement, the aggregate number of kind of securities and property (including any cash), if any, which if such Warrant had been exercised immediately prior to such consolidation or merger and at a time when the transfer books of the Company were open, it would have owned upon such exercise and been entitled to receive upon such merger or consolidation. The Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property (including any cash) thereafter deliverable upon the exercise of the Warrants; PROVIDED, HOWEVER, that if upon such consolidation or merger different holders of Common Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the exercise of the Warrants shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the purposes of this Section 10. The Company shall not effect any such consolidation, merger or sale of all or substantially all of its assets (in one or more transactions) unless prior to or simultaneously with the consummation thereof, the successor or surviving corporation or entity (if other than the Company) resulting from such consolidation or merger, or the corporation or other entity to which such assets are transferred, shall assume, by written agreement duly executed and mailed to the Holders or delivered in accordance with Section 14 hereof, the obligation to deliver to each Holder the Shares of stock, securities or assets which such Holder is entitled to purchase in accordance with the foregoing provisions. The provisions of this Section 10 shall also apply to successive mergers or consolidations.

     11. CERTAIN EVENTS. If any of the following occurs on or before the Expiration Date:

          (a) a consolidation or merger of the Company with or into another entity (other than any merger as to which the Company is the surviving corporation and there is no change in the Common Stock in connection therewith),

          (b)  a liquidating dividend with respect to the Common Stock, or

          (c) a tender offer or exchange offer with respect to the Common Stock (other than a tender offer opposed by the Company's board of directors),

(each, an "Event"), then, in connection with any such Event, each Holder of a Warrant shall have the right, in lieu of exercising such Warrant in advance of such Event and receiving the consideration which a Holder of the Shares issuable upon exercise of such Warrant would receive in connection with such consolidation or merger, liquidating dividend or tender offer (the "Event Consideration"), upon surrender of the Warrant Certificate evidencing such Warrant to the Company or its duly authorized agent or to the depositary or exchange agent, as the case may be, to receive the Event Consideration with respect to the Shares for which such Warrant is exercisable reduced by the Exercise Price. Such reduction in the Event Consideration shall first be applied to any cash included in the Event Consideration and, to the extent that such cash is less than the Exercise Price, the amount of the securities or other property to be received by such Holder shall be reduced by an amount that, together with any such cash, is (in the reasonable judgment of the Company's board of directors) equal to the Exercise Price. The Company hereby covenants.

          (A) to give notice of any Event specified in (a) or (b) above to each Holder of Warrants at least fifteen (15) business days in advance of the record date for determining stockholders' rights with respect to such Event, and

          (B) that any agreements, resolutions, offers or other documents with respect to any Event shall contain terms consistent with the provisions of this Section 10 and, in the case of any Event specified in (c) above, shall be forwarded to each Holder of Warrants.

The provisions of this Section 11 shall also apply to successive Events.

     12. ABSENCE OF REGISTRATION. By acceptance of a Warrant Certificate evidencing the Warrant, each Holder represents and agrees that such Holder is acquiring the Warrant, and that upon exercise thereof it will acquire the Share, with its own funds for its own account for investment, and not with a view to any sale, distribution or transfer thereof in violation of the Securities Act of 1933 (the "Securities Act").

     Each Holder acknowledges that such Holder has been informed by the Company or by the previous Holder of the Warrant that the Warrant may not, under the Securities Act and applicable regulations thereunder, be re-sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Warrant Certificates shall bear the following legend:

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     Any Shares issued upon exercise of the Warrant shall bear the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     13.  INFORMATION COVENANTS.

          13.1 NOTICE OF STOCKHOLDER MEETINGS. Nothing contained in this Agreement shall be construed as conferring upon any Holder the right to vote or to consent to or receive notice as a stockholder in respect to the meetings of stockholders or the election of the directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; PROVIDED, HOWEVER, that if a meeting of the stockholders of the Company is called or if consents of the Company's stockholders are solicited to consider and take action on a proposal for (i) the declaration of a dividend with respect to Shares, other than in cash and payable out of its earned surplus,
(ii) the redemption or repurchase of any Shares, other than pursuant to repurchase agreements with employees, (iii) the voluntary dissolution of the Company or (iv) any consolidation, merger or sale of all or substantially all of its property, assets, business and good will as an entirety, then the Company shall cause a notice thereof to be sent by first class mail, postage prepaid, at least twenty (20) business days prior to the record date for determining stockholders entitled to vote at such meeting or to take action with respect to such consent, to each Holder of Warrants at such Holder's address appearing on the Warrant Register; but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken at such meeting or by such consent.

          13.2 NOTICE OF DISTRIBUTIONS. If the Company determines to make any distribution on its Common Stock, then the Company shall deliver a notice of its intention to make such distribution by first class mail, postage prepaid, at least twenty (20) business days prior to the record date for such distribution to each registered Holder of Warrants at such Holder's address appearing on the Warrant Register, but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution.

         13.3 FINANCIAL STATEMENTS. ETC. Notwithstanding Section 13.1 above, the Company shall promptly deliver to each Holder copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Company is required to furnish to the Purchasers under the Purchase Agreement.

         13.4 PROPER BOOKS AND RECORDS: INSPECTION. The Company covenants that it will keep proper books and records in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities. The Company further covenants that it will permit, and will cause each of its subsidiaries to permit, any person designated in writing by any Holder to visit and inspect any of its properties, to examine its corporate, financial and operating records and to make copies thereof or extracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, employees and independent accountants, all at such times, upon reasonable notice, as may reasonably be desired.

    14. NOTICES. Any notice pursuant to this Agreement to be given or made by any Holder to or on the Company shall be made by hand delivery, prepaid first-class mail (registered or certified, return receipt requested), telegraph, facsimile transmission (receipt confirmed), or overnight air courier guaranteeing next day delivery, addressed to: _____________________ ____________ (facsimile transmission number: (___) _____________), with a copy to, ________________________________ (facsimile transmission number:
(___) ____________).

Any notice or demand authorized by this Agreement to be given or made by the Company to any Holder shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent as provided above, addressed to such Holder's address appearing on the Warrant Register, with a copy, in the case of a Purchaser, to James Westra, Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110 (facsimile transmission number:
(617) 951-1295).

    15. WARRANT OBLIGATIONS INDEPENDENT OF DEBT OBLIGATIONS. Pursuant to the Purchase Agreement, the Company has issued Subordinated Notes to the Purchasers. The obligations of the Company or its affiliates with respect to the Warrants, including, without limitation, the obligations set forth in this Agreement, are independent of any obligations of the Company under the Subordinated Notes, and such obligations with respect to the Warrants shall remain valid and binding notwithstanding the performance of, or any breach by the Company or its affiliates with respect to, their obligations under the Subordinated Notes.


Execution Copy

    16. FRACTIONAL INTERESTS. The Company shall issue fractions of Shares on the exercise of Warrants.

    17. BINDING EFFECT: SURVIVAL. This Agreement shall survive the exercise of the Warrants and shall be binding upon the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Holders of the Warrants and each holder of Shares issued upon exercise of the Warrants.

    18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

    19. GOVERNING LAW. This Agreement shall be governed by and constructed in accordance with the internal laws of The Commonwealth of Massachusetts.


          [The rest of this page intentionally left blank]


Execution Copy

    IN WITNESS WHEREOF, each of the parties hereto has caused this Warrant Agreement to be duly executed as a sealed instrument as of the day, month and year first above written.

                                       COMPANY:

                                       STRIDE & ASSOCIATES, INC.


                                       By: /s/ Michael Robichaud
                                           ------------------------------
                                           Name: Michael Robichaud
                                           Title: President


                                           PURCHASERS:

                                       Summit Ventures IV, L.P.
                                       By: Summit Partners IV, L.P.
                                           Its General Partner
                                       By: Stamps, Woodsum & Co., IV
                                           Its General Partner


                                       By: /s/ Tom Roberts
                                           ------------------------------
                                           General Partner


                                       Summit Ventures V, L.P.
                                       By: Summit Partners V, L.P.
                                           Its General Partner
                                       By: Summit Partners, LLC
                                           Its General Partner


                                       By: /s/ Tom Roberts
                                           ------------------------------
                                                    Member


                                       Summit V Advisors Fund, L.P.
                                       By: Summit Partners, LLC
                                           Its General Partner


                                       By: /s/ Tom Roberts
                                           ------------------------------
                                                    Member

                                       Summit V Advisors Fund (QP), L.P.
                                       By: Summit Partners, LLC
                                           Its General Partner


                                       By: /s/ Tom Roberts
                                           -----------------------------
                                                    Member


                                       Summit Investors III, L.P.


                                       By: /s/ Tom Roberts
                                           -----------------------------
                                           General Partner

                               EXHIBIT A

                          WARRANT CERTIFICATE

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A STOCKHOLDERS AGREEMENT DATED June 4, 1998 A COPY OF WHICH WILL BE MADE AVAILABLE BY THE ISSUER UPON REQUEST.

THE TRANSFER OR EXCHANGE OF THIS WARRANT MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


No. __                                                            June 4, 1998


                        VOID AFTER 5:00 p.m. BOSTON

                            TIME ON June 4, 2008

                         STRIDE & ASSOCIATES, INC.
                             Warrant Certificate

     THIS CERTIFIES THAT for value received, ______________________, or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time on or before 5:00 p.m. Boston Time on June 4, 2008 or on such later date, if any, as provided in the Warrant Agreement (as hereinafter defined) (the "Expiration Date"), _______ fully paid and nonassessable Shares of the Common Stock, $.01 par value (the "Common Stock") of Stride & Associates, Inc., a Delaware corporation (the "Company"), at the purchase price of $23.10 per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. The Expiration Date is subject to extension as provided in said Warrant Agreement. The number of Shares which may be purchased upon exercise of the Warrant evidenced by this Warrant Certificate is the number as of the date of the original issue of such Warrant, based on the Shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased

                                       14
Execution Copy
upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of June 4, 1998 (the "Warrant Agreement") between the Company and the original holder hereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

     Subject to the terms of the Warrant Agreement, this Warrant Certificate, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing a Warrant or Warrants entitling the holder to purchase a like aggregate number of Shares of Common Stock as the Warrant evidenced by the Warrant Certificate surrendered entitled such holder to purchase.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for Shares purchasable upon such exercise until the date of the reopening of said transfer books.

     IN WITNESS WHEREOF, Stride & Associates, Inc. has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                               STRIDE & ASSOCIATES, INC.



                                      By:
--------------------------------         ---------------------------------
                                         President
                                         Michael Robichand

                          FORM OF ELECTION TO PURCHASE

     To be executed if the Holder desires to exercise the Warrant.

TO STRIDE & ASSOCIATES, INC.

     The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate No.____ to purchase ________Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:


                                       --------------------------------------
                                       Name


                                       --------------------------------------
                                       Address


                                       --------------------------------------
                                       Social Security Number

     If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:

                                       --------------------------------------
                                       Name


                                       --------------------------------------
                                       Address


                                       --------------------------------------
                                       Social Security Number


Date:
      ---------------------------      --------------------------------------
                                       Signature
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of this Warrant Certificate)

                                  ASSIGNMENT


           (To be executed only upon assignment of Warrant Certificates)


     For value received, __________________hereby sells, assigns and transfers unto _______________________the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


Dated:                    ,
      -------------------- -----

                                       ---------------------------------------
                                       NOTE: The above signature should
                                             correspond exactly with the name
                                             on the face of this Warrant
                                             Certificate.

                                   SCHEDULE I


WARRANT PURCHASERS                                     NUMBER PURCHASED
------------------                                     ----------------
Summit Ventures IV, L.P.                                   15.51

Summit Ventures V, L.P.                                    15.51

Summit V Advisors Fund                                       .027

Summit V Advisors Fund (Q.P.), L.P.                          .89

Summit III Investors, L.P.                                   .32
